                                                                   EXHIBIT 10.37

                                                                  EXECUTION COPY

                       FIFTH AMENDMENT TO CREDIT AGREEMENT

         THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of May 29, 1996, is entered into by and among:

               (1) QUANTUM CORPORATION, a Delaware corporation ("Borrower");

               (2) Each of the financial institutions listed in Schedule I to the Credit Agreement referred to in Recital A below, (such financial institutions to be referred to herein collectively as the "Banks");

               (3) ABN AMRO BANK N.V., San Francisco International Branch ("ABN"), BARCLAYS BANK PLC ("Barclays") and CIBC INC. ("CIBC"), as managing agents for the Banks (collectively in such capacity, the "Managing Agents");

               (4) BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, THE FIRST NATIONAL BANK OF BOSTON, CHEMICAL BANK and THE INDUSTRIAL BANK OF JAPAN, LIMITED, as co-agents for the Banks; and

               (5) CANADIAN IMPERIAL BANK OF COMMERCE, as administrative and collateral agent for the Banks (in such capacities, the "Administrative Agent"); ABN, as syndication agent for the Banks; and Barclays, as documentation agent for the Banks.

                                    RECITALS

         A. Borrower, the Banks, Managing Agents and Administrative Agent are parties to a Credit Agreement dated as of October 3, 1994, as amended by a First Amendment to Credit Agreement dated as of February 15, 1995, a Second Amendment to Credit Agreement dated as of June 26, 1995, a Third Amendment to Credit Agreement dated as of September 29, 1995 and a Fourth Amendment to Credit Agreement dated as of January 29, 1996 (as so amended, the "Credit Agreement"), pursuant to which the Banks have provided certain credit facilities to Borrower.

         B. Borrower has requested the Banks, Managing Agents and Administrative Agent to amend the Credit Agreement in certain respects and to waive certain Events of Default which have occurred under the Credit Agreement.

         C. The Banks, Managing Agents and Administrative Agent are willing so to amend the Credit Agreement and to provide such waivers upon the terms and subject to the conditions set forth below.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, the Banks, Managing Agents and Administrative Agent hereby agree as follows:

         1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement, as amended by this Amendment. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

         2. AMENDMENTS TO CREDIT AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 6 below, the Credit Agreement is hereby amended as follows:

            (a) Paragraph 1.01 is amended by changing the definitions of the following terms set forth therein to read in their entirety as follows:

                "Debt Service Coverage Ratio" shall mean, with respect to any
            Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                    (a) The Adjusted Net Income of such Person and its
                Subsidiaries for such period;

                                       to

                    (b) The sum of (i) all principal payments on Indebtedness
                for borrowed money of such Person and its Subsidiaries scheduled for payment during the period of comparable length immediately succeeding such period, (ii) fifty percent (50%) of all Capital Expenditures of such Person and its Subsidiaries for such period, and (iii) all dividends paid by such Person and its Subsidiaries during such period (excluding any dividends paid to such Person);

                Provided, however, that:

                    (A) In calculating the Debt Service Coverage Ratio of
                Borrower for the period January 1, 1995 through December 31, 1995, (1) the amount utilized

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
                in clause (b)(i) above shall be the principal payments on Indebtedness for borrowed money of Borrower and its Subsidiaries scheduled for payment during 1995, rather than 1996, and (2) the principal payments on the Term Loans scheduled for payment during 1995 shall be deemed to be the principal payment due on the Term Loans on September 30, 1995 and one-half of the principal payment due on the Term Loans on March 31, 1996; and

                    (B) In calculating the Debt Service Coverage Ratio of
                Borrower for the consecutive four-quarter periods ending on March 31, 1996, June 30, 1996, September 29, 1996 and December 29, 1996 for purposes of clause (ii) of Subparagraph 5.02(m), the amount calculated under clause (a) above for each such period shall be increased by an amount equal to the lesser of
                (1) the MKE Restructuring Charges and (2) $175,000,000.

                "Fixed Charge Coverage Ratio" shall mean, with respect to any
            Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP where applicable, of;

                    (a) The remainder of (i) EBITDA of such Person and its
                Subsidiaries for such period, minus (ii) fifty percent (50%) of all Capital Expenditures of such Person and its Subsidiaries for such period;

                                       to

                    (b) All Interest Expenses of such Person and its
                Subsidiaries for such period;

            Provided, however, that, in calculating the Fixed Charge Coverage Ratio of Borrower for the consecutive four-quarter periods ending on March 31, 1996, June 30, 1996, September 29, 1996 and December 29, 1996 for purposes of clause (i) of Subparagraph 5.02(m), the amount calculated under clause (a) above for each such period shall be increased by an amount equal to the lesser of (A) the MKE Restructuring Charges and (B) $175,000,000.

            (b) Paragraph 1.01 is further amended by adding thereto, in the appropriate alphabetical order, the following definitions to read in their entirety as follows:

                "Louisville Property" shall mean that certain real property consisting of approximately 27 acres located


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            at 1450 Centennial Court in Louisville, Colorado and improvements thereto.

                "Shrewsbury Property" shall mean that certain real property consisting of approximately 72 acres located at 333 South Street in Shrewsbury, Massachusetts and improvements thereto.

            (c) Subparagraph 2.13(a) is amended by changing the proviso at the end thereof to read in its entirety as follows:

            Provided, however, that, after any sale of the Shrewsbury Property as permitted by clause (ix) of Subparagraph 5.02(c) or any financing of the Shrewsbury Property as permitted by clause (iii) of Subparagraph 5.02(a), (A) the Obligations shall not be secured by the Borrower Mortgage and (B) Administrative Agent shall execute such documents, instruments and agreements as Borrower may reasonably request to release the Borrower Mortgage.

            (d) Subparagraph 2.13(b) is amended by changing clause (i) thereof to read in its entirety as follows:

                (i) Grant, perfect, maintain, protect and evidence security interests in favor of Administrative Agent, for the benefit of the Agents and Banks, in any or all present and future real and personal property of Borrower (except, during any financing thereof permitted by clause (iii) of Subparagraph 5.02(a), the Louisville Property and the Shrewsbury Property) and the Material Subsidiaries (except Rocky Mountain and Foreign Subsidiaries) prior to the Liens or other interests of any Person, except for Permitted Liens;

            (e) Subparagraph 5.02(a) is amended by changing clause (iii) thereof to read in its entirety as follows:

                (iii) Indebtedness under:

                      (A) Loans and Capital Leases incurred by Borrower or any
                of its Subsidiaries to finance real property, fixtures or equipment acquired by such Person not more than forty-five (45) days prior to such loans and Capital Leases, provided that (1) in each case, such Indebtedness does not exceed the purchase price of the property so financed and (2) the aggregate amount of such Indebtedness outstanding under this clause (A) at any time does not exceed $40,000,000;

                      (B) Loans and Capital Leases incurred by Borrower or any
                of its Subsidiaries to finance
                equipment acquired by such Person more than forty-five (45) days prior to such loans and Capital Leases, provided that (1) in each case, such Indebtedness equals or exceeds the net book value of the equipment so financed and (2) the aggregate amount of such Indebtedness outstanding under this clause (B) at any time does not exceed $40,000,000;

                      (C) Loans and Capital Leases incurred by Borrower or any
                of its Subsidiaries to finance the Louisville Property, provided that such Indebtedness does not exceed the purchase price of such property; and

                      (D) Loans and Capital Leases incurred by Borrower or any
                of its Subsidiaries to finance the Shrewsbury Property, provided that (1) such Indebtedness does not exceed the purchase price of such property and (2) the aggregate amount of such Indebtedness outstanding under this clause (D) at any time does not exceed $30,000,000;

            Provided, however, that the aggregate amount of Indebtedness outstanding under clauses (iii)(C) and (iii)(D) above at any time does not exceed $45,000,000;

            (f) Subparagraph 5.02(a) is further amended by changing the proviso after clause (xviii) thereof to read in its entirety as follows:

            Provided, however, that:

                (1) The aggregate amount of Indebtedness outstanding under clauses (iii)(A), (iii)(B), (iii)(C) and (xviii) above at any time does not exceed $80,000,000; and

                (2) Notwithstanding the Permitted Indebtedness set forth in clauses (i)-(xviii) above, Quantum Holdings shall not create, incur, assume or permit to exist any Indebtedness, any Guaranty Obligations or any other material liabilities except for Indebtedness of Quantum Holdings to Borrower or any of Borrower's other Subsidiaries to the extent permitted by clause (xv) above.

            (g) Subparagraph 5.02(b) is amended by changing clause (vii) thereof to read in its entirety as follows:

                (vii) Liens securing Indebtedness which constitutes Permitted
            Indebtedness under clause (iii) of Subparagraph 5.02(a) provided that, (A) in each case under clause (A) thereof, such Lien covers only those assets, the acquisition of which was financed by such Permitted Indebtedness, (B) in each case under clause (B) thereof, such Lien covers only the equipment which was financed by such Permitted Indebtedness, (C) in each case under clause (C) and clause (D) thereof, such Lien covers only the property which was financed by such Permitted Indebtedness, and (D) in each case under clauses (A),
            (B), (C) and (D) thereof, such Lien secures only such Permitted Indebtedness;

            (h) Subparagraph 5.02(c) is amended by changing clause (ix) thereof to read in its entirety as follows:

                (ix) Sales by Borrower and its Subsidiaries of equipment or the
            Shrewsbury Property in sale and leaseback transactions, provided that, in the case of equipment, such equipment is leased back by Borrower or its Subsidiary, as the case may be, in a Capital Lease permitted by clause (iii) of Subparagraph 5.02(a);

            (i) Subparagraph 5.02(m) is amended by changing clauses (i), (iv) and (vi) thereof to read in their entirety as follows:

                (i) Borrower shall not permit its cumulative Fixed Charge Coverage Ratio for each period set forth below to be less than the ratio set forth opposite such period below:

                     October 1, 1994 -
                        December 31, 1994................................  1.50;

                     October 1, 1994 -
                        March 31, 1995...................................  1.50;

                     October 1, 1994 -
                        June 30, 1995....................................  2.00;

                     October 1, 1994 -
                        September 30, 1995...............................  2.50;

                     January 1, 1995 -
                        December 31, 1995................................  2.50;

                     April 1, 1995 -
                        March 31, 1996...................................  2.50;

                     July 1, 1995 -
                        June 30, 1996....................................  2.00;

                     Each consecutive four-
                        quarter period ending
                        on the last day of each
                        quarter thereafter...............................  3.00.

                (iv) Borrower shall not permit its Leverage Ratio during any period set forth below to be more than the ratio set forth opposite such period below:

                     From the Closing Date to
                        March 30, 1996 ..................................  1.35;
                     March 31, 1996 to
                        June 30, 1996 ...................................  1.20;
                     Thereafter..........................................  1.10.

                (vi) Borrower shall not permit its Quick Ratio during any period set forth below to be less than the ratio set forth opposite such period below:

                     From the Closing Date to
                        March 30, 1996 ..................................  0.85;
                     March 31, 1996 to
                        June 30, 1996 ...................................  1.00;
                     Thereafter..........................................  1.10.

         3. WAIVER. The Banks hereby waive any Event of Default under Subparagraph 6.01(b) of the Credit Agreement arising from Borrower's failure to observe the following requirements for the periods indicated:

             (a) The Fixed Charge Coverage Ratio requirement set forth in clause
         (i) of Subparagraph 5.02(m) of the Credit Agreement for the period April 1, 1995 through March 31, 1996;

             (b) The Leverage Ratio requirement set forth in clause (iv) of Subparagraph 5.02(m) of the Credit Agreement for the quarter ending March 31, 1996; and

             (c) The Quick Ratio requirement set forth in clause (vi) of Subparagraph 5.02(m) of the Credit Agreement for the quarter ending March 31, 1996.

         4. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants to the Banks and the Agents that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above and the waiver set forth in paragraph 3 above, the following also will be true and correct on the Effective Date (as defined below):

             (a) The representations and warranties of Borrower and its Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true and correct as of such date);

             (b) No Default or Event of Default has occurred and is continuing; and

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
             (c) Each of the Credit Documents is in full force and effect.

(Without limiting the scope of the term "Credit Documents," Borrower expressly acknowledges in making the representations and warranties set forth in this paragraph 4 that, on and after the date hereof, such term includes this Amendment.)

         5. AMENDMENT FEE. On the Effective Date (as defined below), Borrower shall pay to each Bank which executes this Amendment on or prior to May 29, 1996 a nonrefundable amendment fee (the "Amendment Fee") of $5,000.

         6. EFFECTIVE DATE. The amendments effected by paragraph 2 above and the waivers set forth in paragraph 3 above shall become effective on May 30, 1996 (such date, if the conditions set forth in this paragraph are satisfied, to be referred to herein as the "Effective Date"), subject to receipt by Administrative Agent and the Banks on or prior to the Effective Date of the following, each in form and substance satisfactory to Administrative Agent, the Required Banks and their respective counsel:

            (a) This Amendment duly executed by Borrower and the Required Banks;

            (b) A letter in the form of Exhibit A hereto, dated the Effective Date and duly executed by Quantum Europe and Quantum Holdings;

            (c) A Certificate of the Secretary of Borrower, dated the Effective Date, certifying that the Certificate of Incorporation, Bylaws and Board resolutions of Borrower, in the forms delivered to Agent on the Closing Date, are in full force and effect and have not been amended, supplemented, revoked or repealed since such date;

            (d) A favorable written opinion of Cooley, Godward, Castro, Huddleson & Tatum, counsel to Borrower, dated the Effective Date, addressed to the Administrative Agent for the benefit of the Agents and the Banks, covering such legal matters as Agents may reasonably request and otherwise in form and substance satisfactory to the Agents;

            (e) The Amendment Fee payable to each Bank which has executed this Amendment on or prior to May 29, 1996; and

            (f) Such other evidence as any Agent or any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Credit Documents.


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
         7. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of any Bank or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

         8. EXPENSES. Pursuant to Paragraph 8.02 of the Credit Agreement, Borrower shall pay to Agents all reasonable Attorney Costs and other reasonable fees and expenses payable to third parties incurred by Agents in connection with the preparation, negotiation, execution and delivery of this Amendment and the additional Credit Documents.

         9. MISCELLANEOUS.

            (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

            (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

            (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                  [The next page is the first signature page.]


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
         IN WITNESS WHEREOF, Borrower, the Banks and Agents have caused this Amendment to be executed as of the day and year first above written.

BORROWER:                         QUANTUM CORPORATION

                                  By: /s/ Joseph T. Rodgers
                                      ------------------------------------------
                                     Name: Joseph T. Rodgers
                                           -------------------------------------
                                     Title: Executive Vice President, Finance
                                            ------------------------------------
                                            Chief Financial Officer & Secretary

MANAGING AGENTS:                  ABN AMRO BANK N.V., San Francisco
                                  International Branch,
                                  As a Managing Agent
                                  By ABN AMRO North America, Inc.

                                  By: /s/ Robin S. Yim
                                      ------------------------------------------
                                     Name: Robin S. Yim
                                           -------------------------------------
                                     Title: VP and Director
                                            ------------------------------------

                                  By: /s/ Robert N. Hartinger
                                      ------------------------------------------
                                     Name: Robert N. Hartinger
                                           -------------------------------------
                                     Title: GVP and Director
                                            ------------------------------------

                                  BARCLAYS BANK PLC,
                                  As a Managing Agent

                                  By: /s/ James C. Tan
                                      ------------------------------------------
                                     Name: James C. Tan
                                           -------------------------------------
                                     Title: Associate Director
                                            ------------------------------------

                                  CIBC INC.,
                                  As a Managing Agent

                                  By: /s/ SAKAI
                                      ------------------------------------------
                                     Name: SAKAI
                                           -------------------------------------
                                     Title:  Director
                                            ------------------------------------

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
ADMINISTRATIVE AGENT:             CANADIAN IMPERIAL BANK OF COMMERCE,
                                  As Administrative Agent

                                  By: /s/ SAKAI
                                      ------------------------------------------
                                     Name: SAKAI
                                           -------------------------------------
                                     Title:  Director
                                            ------------------------------------

BANKS:                            ABN AMRO BANK N.V., San Francisco
                                  International Branch,
                                  As a Bank

                                  By ABN AMRO North America, Inc.

                                  By: /s/ Robin S. Yim
                                      ------------------------------------------
                                     Name: Robin S. Yim
                                           -------------------------------------
                                     Title: VP and Director
                                            ------------------------------------

                                  By: /s/ Robert N. Hartinger
                                      ------------------------------------------
                                     Name: Robert N. Hartinger
                                           -------------------------------------
                                     Title: GVP and Director
                                            ------------------------------------

                                  BARCLAYS BANK PLC,
                                  As a Bank

                                  By: /s/ James C. Tan
                                      ------------------------------------------
                                     Name: James C. Tan
                                           -------------------------------------
                                     Title: Associate Director
                                            ------------------------------------

                                  CIBC INC.,
                                  As a Bank

                                  By: /s/ SAKAI
                                      ------------------------------------------
                                     Name: SAKAI
                                           -------------------------------------
                                     Title:  Director
                                            ------------------------------------

                                  BANK OF AMERICA NATIONAL TRUST &
                                  SAVINGS ASSOCIATION,
                                  As a co-agent and as a Bank

                                  By: /s/ Kevin McMahon
                                      ------------------------------------------
                                     Name: Kevin McMahon
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  CHEMICAL BANK,
                                  As a co-agent and as a Bank

                                  By: /s/ Ann B. Kerns
                                      ------------------------------------------
                                     Name: Ann B. Kerns
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  THE FIRST NATIONAL BANK OF BOSTON,
                                  As a co-agent and as a Bank

                                  By: /s/ Debra E. Delvecchio
                                      ------------------------------------------
                                     Name: Debra E. Delvecchio
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  THE INDUSTRIAL BANK OF JAPAN,
                                  LIMITED,
                                  As a co-agent and as a Bank

                                  By: /s/ Eiji Tanaka
                                      ------------------------------------------
                                     Name: Eiji Tanaka
                                           -------------------------------------
                                     Title: Senior Vice President
                                            ------------------------------------

                                  THE BANK OF NOVA SCOTIA,
                                  As a Bank

                                  By: /s/ John Quick
                                      ------------------------------------------
                                     Name: John Quick
                                           -------------------------------------
                                     Title: Senior Relationship Manager
                                            ------------------------------------


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
                                  FLEET NATIONAL BANK (successor in
                                  interest to Fleet Bank of
                                  Massachusetts, N.A.),
                                  As a Bank

                                  By: /s/ Thomas W. Davies
                                      ------------------------------------------
                                     Name: Thomas W. Davies
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  THE LONG-TERM CREDIT BANK OF JAPAN,
                                  LTD.,
                                  As a Bank

                                  By: /s/ Motokazu Uematsu
                                      ------------------------------------------
                                     Name: Motokazu Uematsu
                                           -------------------------------------
                                     Title: Deputy General Manager
                                            ------------------------------------

                                  THE NIPPON CREDIT BANK, LTD.,
                                  As a Bank

                                  By: /s/ Masaki Iwataki
                                      ------------------------------------------
                                     Name: Masaki Iwataki
                                           -------------------------------------
                                     Title: Vice President & Manager
                                            ------------------------------------

                                  By: /s/
                                      ------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------

                                  SANWA BANK CALIFORNIA,
                                  As a Bank

                                  By: /s/ Robert R. Shutt
                                      ------------------------------------------
                                     Name: Robert R. Shutt
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  FLEET NATIONAL BANK (successor in
                                  interest to Shawmut Bank, N.A.),
                                  As a Bank

                                  By: /s/ Thomas W. Davies
                                      ------------------------------------------
                                     Name: Thomas W. Davies
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  THE SUMITOMO BANK, LIMITED,
                                  As a Bank

                                  By: /s/ Motosuke Yagaki
                                      ------------------------------------------
                                     Name: Motosuke Yagaki
                                           -------------------------------------
                                     Title: Joint General Manager
                                            ------------------------------------

                                  By: /s/ Herman White Jr.
                                      ------------------------------------------
                                     Name: Herman White Jr.
                                           -------------------------------------
                                     Title: Vice President
                                            ------------------------------------

                                  UNION BANK OF CALIFORNIA, N.A.
                                  (successor in interest to Union
                                  Bank),
                                  As a Bank

                                  By: /s/ Nanci Brusati Dias
                                      ------------------------------------------
                                     Name: Nanci Brusati Dias
                                           -------------------------------------
                                     Title: Vice President and District Manager
                                            ------------------------------------

                                  THE FUJI BANK, LIMITED,
                                  As a Bank

                                  By: /s/
                                      ------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                            ------------------------------------


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